COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Analyst Presentation August 2006 Building relationships for over 100 100 years Exhibit 99.1

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE,
CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-
LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE",
"EXPECT", "SEEK", AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING
STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH
FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A
OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT
LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR
FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE
COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING
STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH
CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD
DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE
FORWARD-LOOKING STATEMENTS.  A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING
STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.
Safe Harbor Statement

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$827.7 million bank holding company headquartered in
Wilmington, NC
Subsidiaries: Cooperative Bank, Lumina Mortgage Company
108-year operating history in Eastern NC
Traded on NASDAQ National Market under the symbol “COOP”
20 financial centers and 5 loan offices from Myrtle Beach, SC to the North Carolina Outer Banks (including Lumina)
Who We Are Today

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Cooperative Bank formed in 1898 as a mutual thrift
Converted to stock savings bank in 1991
Formed holding company in 1994
Acquired Lumina Mortgage in 2002
Adopted a North Carolina commercial bank charter in 2002
Opened four new financial centers in 2003 (two in December)
Issued $15 million of trust preferred securities in 2005
History

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
Southeastern coastal metropolitan area
Significant economic benefit of the 1990 expansion of Interstate
I-40 to Wilmington
Growth in tourism, retirees and housing
Attraction of major employers such as PPD, GE, Dupont, Verizon and Corning
Largest employer – New Hanover Regional Medical Center (4,600 employees)
Nicknamed “Hollywood of the East” the film and TV industry is a major factor in Wilmington’s economic growth
Education – UNC-Wilmington is a public university with over 12,000 students
Market Analysis
Sources: Wilmington Regional Film Commission, Inc. and Wilmingtontoday.com

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
2005 MSA population of 310,400
Ranked among top 5% of MSAs for population growth by
percentage (37.2%) from 1990 to 2000
Population growth expected to nearly double the national average over the next five years
Household income up 68% since 1989
Total deposits have increased 72% since 2003
Market Analysis
MSA region includes New Hanover, Brunswick and Pender counties.
Source: U.S. Census data, 2005 and SNL Financial.

Financial Snapshot
In thousands except per share data, as of June 30, 2006
Total Assets $827,664
Total Deposits $633,430
Total Equity $53,453
LTM Net Income $6,235
LTM EPS $0.94**
Tangible BV/Share $7.99
LTM ROA 0.84%
LTM ROE 12.19%
Shares Outstanding (000) 6,504
Shareholders 512
Insider Control as of 6/30/2006*
*   Includes 273,675 stock options that are immediately exercisable.
** Per share information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on
May 31, 2006 and paid on June 30, 2006.
27.223%

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

8 $415 $458 $504 $502 $550 $746 $828 $300 $400 $500 $600 $700 $800 $900 2000 2001 2002 2003 2004 2005 6/30/06 13.4% compound annual growth Assets ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

9 $347 $373 $417 $408 $457 $642 $727 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 2000 2001 2002 2003 2004 2005 6/30/06 14.4% compound annual growth Total Loans ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

10 $327 $340 $357 $367 $415 $565 $633 $300 $350 $400 $450 $500 $550 $600 $650 2000 2001 2002 2003 2004 2005 6/30/06 12.8% compound annual growth Deposits ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Transaction Accounts ($000s)
22.2% compound annual growth (thru 2005)
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
2000 2001 2002 2003 2004 2005
Interest Bearing
Non-Interest Bearing
$84,846
$31,124
$36,239
$40,430
$52,629
$60,916

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

12 $1,932 $2,889 $4,944 $5,404 $4,681 $5,502 $3,272 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2000 2001 2002 2003 2004 2005 6/30/06 Net Income ($000s)

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Asset Quality
1. Gross Loans do not include Loans Held For Sale.
*               Gross Loans have not been disclosed.
319.4% 21,256.0% 2,103.0% 1,290.7% 502.9% 82.2% 312.6%
Loan Loss Reserves / Non-Performing Loans
1.00% 1.04% 0.96% 0.85% 0.75% 0.67% 0.62%
Loan Loss Reserves / Total Loans
0.11% 0.01% 0.01% 0.06% 0.08% 0.03% 0.03%
Net Charge Offs / Average Loans
*
0.00% 0.05% 0.07% 0.15% 0.82% 0.20%
Non-Performing Loans / Gross Loans¹
0.35% 0.01% 0.04% 0.05% 0.24% 0.84% 0.22%
Non-Performing Assets / Total Assets
Jun 30
2006
2005 2004 2003 2002 2001 2000

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

14 Experienced management team with knowledge of local markets Largest community bank based in Wilmington, NC MSA Improved financial performance Outstanding asset quality Reasons to Invest